EXHIBIT 10.1

OLEMA PHARMACEUTICALS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is made as of November 29, 2024 (the “Effective Date”), by and among Olema Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchasers whose names and addresses are set forth on the signature pages hereof (each, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

A. The Purchasers desire to purchase, and the Company has agreed to sell, (i) 19,928,875 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for a purchase price of $9.08 per share and/or (ii) 7,604,163 pre-funded warrants (the “Warrants”) to purchase up to an aggregate of 7,604,163 shares of Common Stock substantially in the form attached hereto as Exhibit A at a purchase price of $9.0799 per Pre-Funded Warrant, for aggregate gross proceeds to the Company of approximately $250.0 million.

B. The Company has engaged Jefferies LLC, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., LifeSci Capital LLC, Oppenheimer & Co. Inc. and H.C. Wainwright & Co., LLC as its placement agents (the “Placement Agents”) for the offering of the Securities (as defined below) on a “best efforts” basis.

AGREEMENT

The Company and the Purchasers hereby agree, severally and not jointly, as follows:

Section 1
AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of shares of its Common Stock and Warrants to the Purchasers on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock that may be sold to the Purchasers hereunder at the Closing (as defined in Section 3.1) shall be referred to as the “Shares.” The Shares and the Warrants shall be referred to as the “Securities.”

Section 2
AGREEMENT TO SELL AND PURCHASE THE SECURITIES.
2.1
Purchase. At the Closing, the Company will issue, sell and deliver to each Purchaser, and such Purchaser will purchase from the Company, that number of Shares or Warrants, as applicable, set forth opposite such Purchaser’s name on Schedule A hereto, for the purchase price set forth therein (the “Purchase Price”).
2.2
Definitions. For purposes of this Agreement, the following terms shall have the following meanings:
(a)
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act (as defined in Section 4.3 below).

(b)
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
(c)
“Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree, arbitration award or finding or any other legally enforceable requirement.
(d)
“Material Adverse Effect” has the meaning set forth in Section 4.1.
(e)
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
(f)
“SEC Reports” means (a) the Company’s most recently filed Annual Report on Form 10-K and (b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed and prior to the execution of this Agreement, together in each case with any documents incorporated by reference therein or exhibits thereto.
(g)
“Trading Market” means the Nasdaq Global Select Market.
Section 3
CLOSING, CLOSING CONDITIONS AND CLOSING DELIVERIES.
3.1
Closing. The closing of the purchase and sale of the Securities pursuant to this Agreement (the “Closing”) shall occur no later than 5:00 p.m., Pacific time, on December 4, 2024, subject to the satisfaction or waiver of all of conditions set forth in Section 3.2 and the delivery of all of the closing deliveries set forth in Section 3.3 (such date, the “Closing Date”), at the offices of Cooley LLP, Three Embarcadero Center, 20th Floor, San Francisco, California 94111, or at such other time and place as may be agreed to by the Company and the Purchasers. At or prior to the Closing, each of the Company and the Purchasers shall execute and deliver any related agreements or other documents required hereunder to be executed and delivered as of the Closing hereunder, each dated as of the date of the Closing.
3.2
Closing Conditions.
(a)
Mutual Closing Conditions.
(i)
There shall have been no Law enacted, entered, promulgated, enforced or deemed applicable by any governmental authority of competent jurisdiction that is in effect and makes illegal or otherwise prohibits or materially delays the consummation of the Closing.
(ii)
The Company and Novartis Pharma AG shall have entered into a clinical trial collaboration and supply agreement to enable the Company’s Phase 3 OPERA-02 clinical trial for palazestrant in combination with ribociclib in frontline ER+/HER2- metastatic breast cancer.
(b)
Conditions to Purchaser’s Obligations. Each Purchaser’s obligation to purchase the Securities at the Closing is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived by such Purchaser (as to itself only):
(i)
The Company’s representations and warranties in Section 4 shall be true and correct in all material respects at the date of the Closing (except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), with the same force and effect as if they had been made on and as of the date of the Closing, other than the representations and warranties set forth in Sections 4.1, 4.2, 4.3, 4.5, 4.8, 4.9, and 4.14, which shall be true and correct in all respects as if they had been made on and as of the date of the Closing.
(ii)
The Company shall have performed and complied with in all material respects all agreements and conditions herein required to be performed or complied with by the Company on or before the Closing, or any breach or failure to do so has been cured.
(iii)
The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and the Warrant Shares, and Nasdaq shall have raised no objection to the consummation of the transactions contemplated hereby.
(iv)
There shall have been no Material Adverse Effect with respect to the Company since the date hereof.
(v)
No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.
(c)
Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Securities at the Closing to a Purchaser is subject to the fulfillment by such Purchaser, on or before the Closing, of each of the following conditions, unless waived:
(i)
Such Purchaser’s representations and warranties in Section 5 shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.
(ii)
Such Purchaser shall have performed and complied with in all material respects all agreements and conditions herein required to be performed or complied with by it on or before the Closing, or any breach or failure to do so has been cured.
3.3
Closing Deliveries.
(a)
Payment of the Purchase Price at Closing. At the Closing, each Purchaser shall deliver, or cause to be delivered, to the Company, an amount equal to the Purchase Price by wire transfer of immediately available funds to the Company’s account pursuant to wire instructions provided by the Company to the Investors no less than one Business Day prior to the Closing. Each Purchaser’s obligations to pay the Purchase Price shall be several and not joint.
(b)
Issuance of the Securities at the Closing. At the Closing, the Company shall, at the Closing against payment by such Purchaser of the Purchase Price, (i) issue, or cause the Company’s transfer agent to issue, to each Purchaser through a book-entry account maintained by the Company’s transfer agent the number of Shares purchased by such Purchaser, as set forth in Schedule A hereto and (ii) deliver to each Purchaser (or such Purchaser’s designated custodian per its delivery instructions), or in such nominee(s) name as designated by such Investor, a Warrant exercisable for a number of shares of Common Stock as set forth in Schedule A hereto. Such Shares and Warrants shall be appropriately legended as set forth in Section 5.11 herein. Notwithstanding anything in this Agreement to the contrary and as may be agreed to among the Company and one or more Purchasers if a Purchaser informs the Company that (a) it is an investment company registered under the Investment Company Act of 1940, as amended, (b) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (c) that its internal compliance policies and procedures so require it, then (1) prior to the delivery by such Purchaser on the Closing Date of the purchase price for the Securities such Purchaser is purchasing pursuant to this Agreement, the Company shall deliver to the Purchaser evidence of the issuance of such Purchaser's Shares, and, if,applicable, Warrants from the Transfer Agent in form and substance reasonably acceptable to the Purchaser and (2) following receipt of such evidence, such Purchaser shall deliver on the Closing Date its purchase price for such Securities.
(c)
Officer’s Certificate. At the Closing, the Purchasers shall have received a certificate signed by the Chief Financial Officer of the Company, certifying the resolutions of the Board of Directors of the Company or a duly authorized committee thereof approving this Agreement and all of the transactions contemplated hereunder.
(d)
Compliance Certificate. At the Closing, the Purchasers shall have received a certificate signed by the President and Chief Executive Officer of the Company certifying to the fulfillment of the conditions set forth in Section 3.2(b).
(e)
Opinion. At the Closing, the Purchasers and Placement Agents shall each have received an opinion of Cooley LLP, counsel for the Company, dated as of the Closing Date, in the form agreed upon by the Purchasers.
(f)
Lock-Up Agreements. At the Closing, the Purchasers and the Placement Agents shall have received executed lock-up agreements, dated as of the date hereof, by and among the Company and the directors and officers of the Company listed on Schedule B hereto, in the form attached hereto as Exhibit B, which lock-up agreement may only be waived by the Company upon receipt of written consent of Jefferies LLC.
Section 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as disclosed in the SEC Reports, the Company hereby represents and warrants to the Purchasers and the Placement Agents as follows:

4.1
Organization and Standing; Subsidiaries. The Company has been duly incorporated or organized and is validly existing and in good standing under the laws of Delaware or other jurisdiction of incorporation or organization, has full corporate or other power and authority necessary to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have resulted in: (a) a material adverse effect on the legality, validity or enforceability of this Agreement, (b) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, or (c) a material adverse effect on the Company’s ability to perform on a timely basis its material obligations under this Agreement with respect to Closing (any of (a), (b) or (c), a “Material Adverse Effect”). The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year.
4.2
Corporate Power; Authorization. The Company has all requisite corporate power, and the Company and its Board of Directors have taken all requisite corporate action, to authorize, execute and deliver this Agreement, to consummate the transactions contemplated herein and therein, including to sell, issue and deliver the Securities and the issuance of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) to the Purchasers, and to carry out and perform all of the Company’s obligations hereunder and thereunder. This Agreement and each of the Warrants constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally, including any specific performance. Any member of the Board of Directors who is a Purchaser or an Affiliate of a Purchaser abstained from voting as a member of the committee of the Board of Directors that has been delegated the full power, authority and discretion of the Board of Directors for pricing and approving the transactions contemplated by this Agreement.
4.3
Issuance and Delivery of the Shares and Warrant Shares. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other Person that have not been waived or satisfied, or any liens or encumbrances, other than those as provided in this Agreement and encumbrances under applicable securities laws. The Warrant Shares have been duly authorized and, when issued and paid for in compliance with the provisions of the Warrants, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Warrant Shares is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any other Person that have not been waived or satisfied, or any liens or encumbrances, other than those as provided in this Agreement and the Warrants and encumbrances under applicable securities laws. Assuming the accuracy of the representations made by the Purchasers in Section 5, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).
4.4
SEC Documents; Financial Statements; Independent Accountants. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act). The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed or will file in a timely manner all documents that the Company was or is required to file with the Securities and Exchange Commission (the “Commission”) under Sections 13, 14(a) and 15(d) of the Exchange Act, since becoming subject to the requirements of the Exchange Act (the foregoing documents (together with any documents filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the “SEC Documents”). As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective filing dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company set forth in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (except in the case of unaudited interim statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission). The accountants who certified the Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act and the regulations thereunder and the Public Company Accounting Oversight Board.
4.5
Capitalization. As set forth in the SEC Documents as of the date set forth therein, all of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance in all material respects with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities that have not been waived or satisfied. Except as disclosed in the

SEC Documents, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or voting debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, other than options or rights to purchase shares of the Company’s common stock pursuant to awards made under the Company’s 2020 Equity Incentive Plan or 2022 Inducement Plan since September 30, 2024, rights to purchase shares under the 2020 Employee Stock Purchase Plan as of September 30, 2024 that as of such date had not yet resulted in the issuance of Common Stock, and the issuance of Common Stock pursuant to the 2020 Employee Stock Purchase Plan since September 30, 2024. Neither the execution of this Agreement nor the issuance of Common Stock pursuant to any provision of this Agreement will give rise to any preemptive rights or rights of first refusal on behalf of any Person or result in the triggering of any anti-dilution or other similar rights that have not been waived or satisfied. Other than the Common Stock, there are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company’s Amended and Restated Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Amended and Restated Bylaws as in effect on the date hereof (the “Bylaws”), are included in the SEC Documents, and the Company shall not amend or otherwise modify the Certificate of Incorporation or Bylaws prior to the Closing.
4.6
Litigation. There are no legal or governmental actions, suits or other proceedings pending or, to the knowledge of the Company, threatened against the Company, before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to (a) challenge this Agreement or prohibit or delay the transactions contemplated herein or (b) have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that would reasonably be expected to have a Material Adverse Effect.
4.7
Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority or the Trading Market on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected by the Company in accordance with such laws.
4.8
No Default or Consents. The Company is not in violation or default under its organizational documents. Neither the execution, delivery or performance of this Agreement or the Warrants by the Company nor the consummation of any of the transactions contemplated hereby and thereby (including the issuance, sale and delivery by the Company of the Securities) will: (a) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which any of its respective properties or business is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation (including federal and state securities laws and regulations) and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, applicable to the Company, or (b) violate or conflict with any provision of the Certificate of Incorporation or the Bylaws, except in the case of clause (a) as would not cause, either individually or in the aggregate, a Material Adverse Effect, and except for such consents or waivers which have already been obtained and are in full force and effect.
4.9
No Material Adverse Change. Since December 31, 2023, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial conditions that would be required to be disclosed by the Company under applicable securities laws at the Effective Date that has not been publicly disclosed at least one Business Day prior to the Effective Date.
4.10
No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.
4.11
No Integrated Offering. None of the Company or any of its Affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities or Warrant Shares under the Securities Act or cause this offering of the Securities or Warrant Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including under the rules and regulations of the Trading Market.
4.12
Sarbanes-Oxley Act. The Company is in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and the rules and regulations promulgated by the Commission thereunder that are effective and applicable to the Company as of the date hereof.
4.13
Intellectual Property. To the knowledge of the Company, the Company owns, possesses, licenses or has rights to use, on terms that the Company believes to be reasonable, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets, know-how and other similar rights that are necessary or material for use in connection with the business of the Company as described in the SEC Documents (collectively, the “Intellectual Property Rights”), except where the failure to own, possess or license such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not received written notice alleging the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy and confidentiality of the Intellectual Property Rights, where applicable, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
4.14
Disclosure. The Company understands and confirms that the Purchasers will rely on the representations, warranties and covenants set forth in this Section 4 in effecting the transactions contemplated by this Agreement. To the knowledge of the Company, all due diligence materials regarding the Company and its business and the transactions contemplated hereby (including the information referred to in Section 5.8 hereof), furnished by or on behalf of the Company to the Purchasers upon their request are, when taken together with the SEC Documents, true and correct in all material respects and do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, misleading.
4.15
Properties and Assets. The Company does not own any real property and has good and marketable title to all other property and assets described as owned by it in the latest Financial Statements set forth in the SEC Documents, free and clear of all liens, pledges or encumbrances of any kind except (a) those, if any, reflected in such Financial Statements or (b) those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, except as would not have a Material Adverse Effect. The Company owns or leases all such properties as are materially necessary to their respective operations as now conducted.
4.16
Compliance and Regulatory. The Company is in compliance with all applicable laws, rules and regulations of the jurisdictions in which it conducts its business, including all applicable local, state and federal environmental laws and regulations, and all applicable laws, rules and regulations enforced by the United States Food and Drug Administration (the “FDA”) (including the Federal Food, Drug And Cosmetic Act, as amended, and the regulations promulgated thereunder) or any applicable laws enforced by equivalent governmental agency outside the United States, except where failures to be so in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Any preclinical studies or clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company (the “Studies”), were and, if still pending, are being and shall continue to be, conducted in all material respects in accordance all applicable laws and regulations governing the conduct of such Studies. The Company has not received any written notice from the FDA or any other governmental agency or institutional review board exercising comparable authority requiring the termination, suspension, or clinical hold of Studies, where such termination, suspension or clinical hold would reasonably be expected to have a Material Adverse Effect.
4.17
Taxes. The Company has filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and has timely paid or accrued all taxes shown as due thereon, including interest and penalties, except where the failure to timely file any returns or pay such taxes would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and, to the knowledge of the Company, there is no tax deficiency that has been or would reasonably be expected to be asserted or threatened against it that would have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company. There are no liens for material taxes upon the assets of the Company other than for current taxes not yet due and payable or for taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company’s most recent financial statements included in the SEC Documents.
4.18
Investment Company. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.
4.19
Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for its business, including directors’ and officers’ liability insurance, all of which insurance is in full force and effect.
4.20
Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that would reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.
4.21
Governmental Permits, Etc. The Company has all franchises, licenses, permits, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of its business as currently conducted, including, without limitation, all such certificates, approvals, authorizations, exemptions, licenses and permits required by the FDA or any other comparable governmental agencies (collectively, “Permits”), except where the failure to possess such Permits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company has not received any written notice requiring or threatening any revocation or modification of any such Permits, where such revocation or modification would reasonably be expected to have a Material Adverse Effect.
4.22
Internal Control over Financial Reporting. The Company maintains internal control over financial reporting (as such term is defined in paragraph (f) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. To the knowledge of the Company, since the end of the Company’s most recent audited fiscal year, there has been no material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information.
4.23
Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company, has, in the course of its actions for, or on behalf of, the Company (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
4.24
Employee Relations. No material labor dispute with the employees of the Company, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s knowledge, is threatened or imminent. No executive officer of the Company (as defined in Rule 501(f) promulgated under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other agreement or any restrictive covenant involving or otherwise affecting such executive officer’s relationship with the Company, and the continued employment of each such executive officer does not subject the Company to any material liability with respect to any of the foregoing matters.
4.25
ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred or expects to incur material liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (b) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
4.26
Registration Rights and Other Stockholder Agreements. No Person has any right to cause the Company to effect the registration under the Securities Act covering the transfer of any securities of the Company that have not been duly waived or satisfied, and there are no other stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s knowledge, between or among any of the Company’s stockholders, other than any such documents included in the SEC Documents.
4.27
Trading Market Compliance. The Company has not, in the previous 12 months, received (a) written notice from the Trading Market that the Company is not in compliance with the listing or maintenance requirements of the Trading Market that would result in immediate delisting or (b) any notification, Staff Delisting Determination, or Public Reprimand Letter (as such terms are defined in applicable listing rules of the Trading Market) that requires a public announcement by the Company of any noncompliance or deficiency with respect to such listing or maintenance requirements. The Company is in compliance with all listing and maintenance requirements of the Trading Market on the date hereof.
4.28
No “Bad Actor” Disqualification. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the knowledge of the Company, any Company Covered Person (as defined below), except for a Disqualification Event to which Rule 506(d)(2)(ii-iv) or (d)(3) is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).
4.29
OFAC. None of the Company or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is a Person, or is more than 50 percent owned in the aggregate by or acting on behalf of one or more Persons that are, currently the target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of comprehensive country-wide or territory-wide Sanctions; and the Company will not directly or knowingly indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business (a) with any Person, or in any country or territory, that, at the time of such funding, is a designated target of Sanctions, (b) in a country or territory which at the time of such funding is the subject of comprehensive country-wide or territory-wide Sanctions, or (c) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as advisor, investor or otherwise) of Sanctions.
4.30
No Reliance. The Company has not relied upon the Placement Agents or legal counsel for the Placement Agents for any legal, tax or accounting advice in connection with the offering and sale of the Securities.
4.31
No Additional Agreements. Other than this Agreement, there are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by this Agreement.
4.32
Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the Securities Act.

4.33
Reliance by the Purchasers. The Company has a reasonable basis for making each of the representations set forth in this Section 4. The Company acknowledges that each of the Purchasers will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein.
Section 5
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser, severally and not jointly, represents and warrants to the Company and the Placement Agents that:

5.1
Risk. Such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information the Purchasers know about and deem relevant (including the SEC Reports) in making an informed decision to purchase the Securities.
5.2
Purchase for Investment. Purchaser is acquiring the Securities pursuant to this Agreement for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other Persons regarding the distribution of such Securities, except in compliance with Section 5.4.
5.3
Reliance. Such Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. If any of the representations deemed to have been made by it by its purchase of the Securities are no longer accurate prior to Closing, the Purchaser shall promptly notify the Company. If such Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account. The Purchaser has, in connection with the Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the information disclosed in the SEC Documents, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agents or counsel to the Company.
5.4
Compliance with the Securities Act. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.
5.5
Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.

5.6
Power and Authority. Such Purchaser has all requisite corporate power, and has taken all requisite corporate action, to authorize, execute and deliver this Agreement and each of the other agreements and instruments contemplated herein to which the Purchaser is a party, to consummate the transactions contemplated herein and therein and to carry out and perform all of such Purchaser’s obligations hereunder and thereunder. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally, including any specific performance.
5.7
Broker Dealer. Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “Registered Broker Dealer”) or an entity engaged in a business that would require it to be so registered.
5.8
Sophisticated Investor. Such Purchaser acknowledges that it is a sophisticated investor engaged in the business of assessing and assuming investment risks with respect to securities, including securities such as the Securities being offered hereby. Such Purchaser further acknowledges that it is aware of the restrictions imposed by United States securities laws on the purchase or sale of securities by any Person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other Person when it is reasonably foreseeable that such other Person is likely to purchase or sell such securities in reliance upon such information.
5.9
Other Securities Transactions. Such Purchaser has not, either directly or indirectly through an Affiliate, agent or representative of the Company, engaged in any transaction in the securities of the Company other than with respect to the transactions contemplated herein, since the time that the Purchaser was first contacted by the Company, the Placement Agents on behalf of the Company or any other Person regarding the transactions contemplated hereby until the date hereof, except as set forth in filings made with the Commission pursuant to the Exchange Act.
5.10
Independent Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
5.11
Legends. Such Purchaser understands that, until such time as the Securities may be sold pursuant to an effective registration statement or Rule 144, any certificates representing the Securities, whether maintained in a book entry system or otherwise, will bear one or more legends in substantially the following form and substance:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH

REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.”

In addition, any stock certificates, whether maintained in a book entry system or otherwise, representing the Shares or Warrant Shares may contain any legend required by the blue sky laws of any state to the extent such laws are applicable to the sale of such Shares or Warrant Shares hereunder.

The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Shares or Warrant Shares have been sold pursuant to an effective registration statement, cause its transfer agent to timely prepare and deliver certificates or book-entry shares representing the Shares or Warrant Shares to be delivered to a transferee pursuant to the registration statement, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent: (a) while the registration statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective registration statement, and (b) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. A Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Shares or Warrant Shares, following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares: (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(b)(1) and have been held for at least one year, (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(b)(1) and have been held for at least six months or (iv) following the time that the registration statement is declared effective. If a legend removal request is made pursuant to the foregoing, the Company will, no later than two Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (or a request for legend removal, in the case of Shares or Warrant Shares issued in book-entry form), deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive legends or an equivalent book-entry position, as requested by the Purchaser. Certificates for Shares or Warrant Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by such Purchaser. If a Purchaser effects a transfer of the Shares or Warrant Shares in accordance with this Section 5.11, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. Each Purchaser hereby agrees that the removal of the restrictive legend pursuant to Sections 5.11(iii) or (iv) is predicated upon the Company’s reliance that such Purchaser will sell any such Shares or Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and such Purchaser shall deliver a certificate reasonably satisfactory to the Company to the foregoing effect.

5.12
Restricted Securities. Such Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. Accordingly, such Purchaser represents that it is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
5.13
No “Bad Actor” Disqualification Events. Neither (a) the Purchaser, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Purchaser is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.
5.14
Access to Information. The Purchaser acknowledges that it has had the opportunity to review this Agreement and the SEC Reports (including all exhibits and schedules thereto) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser acknowledges and agrees that neither the Placement Agents nor any Affiliate of the Placement Agents has provided the Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agents nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agents and any Affiliate may have acquired non-public information with respect to the Company which the Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to the Purchaser, neither the Placement Agents nor any of their Affiliates has acted as a financial advisor or fiduciary to the Purchaser. Other than the Placement Agents, no Person will, to the Purchaser’s knowledge, have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any other Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. The purchase of Securities by the Purchaser has not been solicited by or through anyone other than the Company or the Placement Agents.
5.15
Acknowledgements Regarding Placement Agents. The Purchaser acknowledges that each of the Placement Agents is acting as a placement agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by a Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser entered into a verbal or written confidentiality agreement and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising as such terms are used in Regulation D of the Securities Act. The Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of either of the Placement Agents in connection with the transactions contemplated hereby. The Purchaser acknowledges that neither of the Placement Agents has made, and will not make, any representations and warranties with respect to the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by either of the Placement Agents, orally or in writing, to the contrary.
Section 6
REGISTRATION OF THE SHARES AND WARRANT SHARES AND COMPLIANCE WITH THE SECURITIES ACT.
6.1
Registration Procedures and Expenses.
(a)
Registration Statement. The Company shall, on or before the date that is 60 days after the Closing Date (or, if such date is not a Business Day, the next Business Day thereafter) (the “Filing Deadline”), prepare and file with the Commission a Registration Statement on Form S-1 or S-3, as appropriate (the “Registration Statement”), relating to and providing for the resale of the Shares and

Warrant Shares (for purposes of this Section 6, “Warrant Shares” assumes the Pre-Funded Warrants are exercised in full without regard to any exercise limitations therein), (together with any Shares or Warrant Shares issued in respect thereof as a result of any share split, dividend, share exchange, merger, consolidation or similar recapitalization), by the Purchasers on a continuous basis pursuant to Rule 415 under the Securities Act; provided, that each Purchaser has completed a form of questionnaire as may reasonably be requested by the Company at least 15 days prior to the Filing Deadline and have provided any other information regarding the holder and the distribution of the Shares and Warrant Shares as the Company may, from time to time, reasonably request for inclusion in a Registration Statement pursuant to applicable law; provided further, that if the Company has not received such completed questionnaire from a Purchaser, the Company shall file the Registration Statement without including such Purchaser’s Securities. Notwithstanding the foregoing, the Company’s obligations under this Section 6.1(a) shall terminate at such time as the Shares and Warrant Shares become eligible for resale without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) under the Securities Act and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor provision).
(b)
Effectiveness Deadline. The Company shall use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare a Registration Statement covering the Shares and Warrant Shares effective as soon as practicable after the date of the filing thereof and in any event no later than the earlier of (i) 60 calendar days following the actual date of filing (or 90 calendar days following the actual date of filing if the staff of the Commission (the “Staff”) notifies the Company that it will “review” the Registration Statement) and (ii) five Business Days after the date on which the Staff indicates to the Company that it will not review or has no further comments on the Registration Statement (the earlier of (i) and (ii), the “Effectiveness Deadline”).
(c)
Amendments and Supplements. The Company shall promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) such time as all of the Shares and Warrant Shares purchased by the Purchasers pursuant to the terms of this Agreement have been sold pursuant to the Registration Statement, or (ii) such time as the Shares and Warrant Shares become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) under the Securities Act or any other rule of similar effect and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor provision) (the “Effectiveness Period”).
(d)
Liquidated Damages. If either: (a) the Registration Statement is (i) not filed with the Commission on or before the Filing Deadline in violation of Section 6.1(a) (a “Filing Failure”), or (ii) is filed but not declared effective by the Commission on or before the Effectiveness Deadline (an “Effectiveness Failure”), or (b) on any day during the Effectiveness Period and after the date on which the Registration Statement is declared effective, sales of all of the Shares and Warrant Shares required to be included on such Registration Statement cannot be made (other than during a Blackout Period) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of Shares and Warrant Shares as required by this Agreement) (a “Maintenance Failure”), then, in satisfaction of the damages to any Purchaser by reason of any such delay in or reduction of its ability to sell the Shares and Warrant Shares, the Company shall pay to each such Purchaser then holding Shares and Warrant Shares relating to such Registration Statement an amount in cash equal to 1.0% of the Purchase Price for the Shares and Warrant Shares then held by such Purchaser on each of the following dates (as applicable): (x) on every 30th day (prorated for periods totaling less than 30 days) following such Filing Failure until such Filing Failure is cured; (y) on every 30th day (prorated for periods totaling less than 30 days) following such Effectiveness Failure until such

Effectiveness Failure is cured; and (z) on every 30th day (prorated for periods totaling less than 30 days) following such Maintenance Failure until such Maintenance Failure is cured. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Registration Delay Payments”; provided that no Registration Delay Payments shall be required following the termination of the Effectiveness Period, and provided further that in no event shall the aggregate Registration Delay Payments accruing under this Section 6.1(d) exceed 6.0% of the Purchase Price for the Shares and Warrant Shares then held by such Purchaser (i.e., corresponding to a total delay of six months). In no event shall the Company be obligated to pay any damages pursuant to this Section 6.1(d) to more than one Purchaser in respect of the same Shares and Warrant Shares for the same period of time. The Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. If a Purchaser elects to receive the Registration Delay Payments and such payments are timely paid, then the Registration Delay Payments described in this Section 6.1(d) shall constitute the Purchasers’ exclusive monetary remedy for any Filing Failure, Effectiveness Failure or Maintenance Failure. To the extent that a Purchaser does not elect to receive the Registration Delay Payments or such payments are not timely made by the Company, then the Purchaser may assert any other damages arising from such delays. The Filing Deadline and Effectiveness Deadline for a Registration Statement shall be extended, without default or damages hereunder, in the event that the Company’s failure to file or obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act. For the sake of clarity, at such time as Shares and Warrant Shares become eligible for resale without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) under the Securities Act or any other rule of similar effect and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor provision), a Purchaser shall not be eligible to receive any Registration Delay Payments with respect to such Shares and Warrant Shares.
(e)
Related Obligations. At such time as the Company is obligated to file the Registration Statement with the Commission pursuant to Section 6.1(a) hereof, the Company will use commercially reasonable efforts to effect the registration of the Shares and Warrant Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
(i)
The Company shall submit to the Commission, within three Business Days after the Company learns that no review of the Registration Statement will be made by the Staff or that the Staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request, subject to the approval of the Staff. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times with respect to each Purchaser’s Shares and Warrant Shares until the expiration of the Effectiveness Period. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
(ii)
The Company shall notify the Purchasers in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission. The Company shall also promptly notify the Purchasers in writing (A) of any request by the Commission for amendments or supplements to the Registration Statement or related prospectus or related information, and (B) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.
(iii)
The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Shares and Warrant Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Purchasers of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.
(iv)
Neither the Company nor any affiliate thereof shall identify any Purchaser as an underwriter in any public disclosure or filing with the Commission or any applicable Trading Market without the prior written consent of such Purchaser, and any Purchaser being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement.
(v)
Upon notification by the Commission that any Registration Statement has been declared effective by the Commission, within one (1) Business Day thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act.
(f)
Blackout Period. Notwithstanding the foregoing obligations, the Company may, upon written notice to the Purchasers, which notice shall not contain any information that is or the Company reasonably believes is material non-public information, for a reasonable period of time after effectiveness, not to exceed 30 days (each, a “Blackout Period”), delay the filing of an amendment to a Registration Statement or suspend the effectiveness or use of any Registration Statement, in the event that (i) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require at that time disclosure of such activity, transaction, preparations or negotiations and such disclosure could result in material harm to the Company or its business transactions or activities, (ii) the Company does not yet have appropriate financial statements of any acquired or to be acquired entities necessary for filing, or (iii) any other event occurs that makes any statement of a material fact made in such Registration Statement, including any document incorporated by reference therein, untrue or that requires the making of any additions or changes in the Registration Statement in order to make the statements therein not misleading; provided, however, that any Blackout Period shall terminate upon the earliest of (A) the expiration of such 30-day period, (B) five (5) days following the completion or resolution of the relevant transaction or event or (C) public announcement of the relevant transaction or event. If the Company suspends the effectiveness of a Registration Statement pursuant to this Section 6.1(f), the Company shall (x) as promptly as reasonably practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such Registration Statement and give written notice to the Purchasers authorizing the Purchasers to resume offerings and sales pursuant to such Registration Statement, and (y) cause its transfer agent to deliver unlegended Shares and Warrant Shares of Common Stock to a transferee of any Purchaser in accordance with the terms of this Agreement in connection with any sale of Shares and Warrant Shares with respect to which a Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Purchaser’s receipt of the notice of a Blackout Period and for which the Purchaser has not yet settled. If as a result thereof the prospectus included in such Registration Statement has been amended or supplemented to comply with the requirements of the

Securities Act, the Company shall enclose such revised prospectus with the notice to Purchaser given pursuant to this Section 6. The Company shall be entitled to exercise its rights under this Section 6.1(f) not more than once in any six-month period; provided, however, that the aggregate number of days of all Blackout Periods hereunder shall not exceed 60 days in any 12-month period. After the expiration of any Blackout Period and without further request from the Purchaser, the Company shall effect the filing (or if required amendment or supplement) of the Registration Statement, or the filing of other documents, as necessary to allow the Purchaser to resell the Shares and Warrant Shares as set forth herein.
(g)
Registration Expenses. The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 6.1 and the registration of the Shares and Warrant Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any in connection with the offering of the Shares and Warrant Shares pursuant to the Registration Statement.
(h)
Timely Filing. In order to enable the Purchasers to sell the Securities under Rule 144 to the Securities Act, the Company shall use its commercially reasonable efforts until such time as the Purchasers no longer hold any Securities or Warrant Shares to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about the Company.
(i)
The Company shall provide the Purchasers an opportunity to review and comment on all disclosures regarding the Purchasers and any plan of distribution proposed by them in connection with the preparation of any Registration Statement. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Purchaser or Affiliate of a Purchaser as an “underwriter” without the prior written consent of such Purchaser.
6.2
[Reserved].
6.3
Indemnification. For the purpose of this Section 6.3: (a) the term “Purchaser/Affiliate” shall mean any Affiliate of the Purchaser; and (b) the term “Registration Statement” shall include any preliminary prospectus, final prospectus (the “Prospectus”), free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 6.1.
(a)
The Company agrees to indemnify and hold harmless the Purchasers and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, that such Purchaser or Purchaser/Affiliate incurs, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, promulgated under the Securities Act, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made or (ii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, breach of any covenant of the Company contained in this Agreement or any failure of the Company to perform its other obligations hereunder or under law, and will promptly reimburse each Purchaser and each Purchaser/Affiliate for any legal and other out-of-pocket expenses as such expenses are reasonably incurred and documented by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company, which consent shall not be unreasonably withheld or delayed, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) the gross negligence or willful misconduct of such Purchaser or any Purchaser/Affiliate, or (B) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser or any Purchaser/Affiliate expressly for use therein, or (C) the inaccuracy of any representation or warranty made by such Purchaser herein or (D) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser. Any such indemnified Purchaser shall return all payments made hereunder if it is determined, by a final, non-appealable judgment by a court or arbitral tribunal, that the losses for which such payments were made resulted from such indemnified Purchaser’s or any Purchaser/Affiliate’s gross negligence or willful misconduct.
(b)
Each Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses that the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person incurs, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser or any Purchaser/Affiliate expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that (A) each Purchaser’s aggregate liability under this Section 6 shall not exceed the amount of net proceeds received by such Purchaser on the sale of the Shares and Warrant Shares pursuant to the Registration Statement and (B) the Purchaser will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of such Purchaser, which consent shall not be unreasonably withheld or delayed.

(c)
Promptly after receipt by an indemnified party under this Section 6.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.3 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
(d)
If the indemnification provided for in this Section 6.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 6.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Securities hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Securities purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the

“Difference”) between the amount such Purchaser paid for the Securities that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 6.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 6.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 6.3 are several and not joint.
Section 7
NO BROKER’S FEES.

Each of the Company and the Purchasers hereby represents that, other than the Placement Agents, no broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity is entitled to any broker’s, finder’s, financial advisor’s financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7 being untrue.

Section 8
COVENANTS.
8.1
Form D; Blue Sky Filings. The Company agrees to file a Form D with respect to the Securities as required under Regulation D of the Securities Act. The Company will take such action as the Company shall reasonably determine is necessary in order to obtain an exemption from, or to qualify the Securities for, sale to the Purchasers at each of the Closings respectively pursuant to this Agreement under applicable securities of “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon the written request of the Purchasers.
8.2
Listing of Common Stock. The Company shall promptly secure the listing of the Shares and Warrant Shares upon each national securities exchange and automated quotation system that requires an application by the Company for listing, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 8.2.

8.3
Non-Public Information. No later than 5:30 p.m., New York City time, on December 11, 2024 (the “Cleansing Time”), the Company shall issue a press release and/or a Current Report on Form 8-K disclosing all material non-public information concerning the Company disclosed to the Purchasers in connection with the transactions contemplated by this Agreement by the Company, its subsidiaries or any of their respective representatives, officers, directors, or employees or agents, including the Placement Agents, that was not previously disclosed. Consequently, following the Cleansing Time, no Purchaser shall be in possession of any material non-public information concerning the Company disclosed to the Purchasers in connection with the transactions contemplated by this Agreement. Upon the earlier of (i) the Cleansing Time and (ii) the issuance or filing, as applicable, of such cleansing document, each Purchaser shall no longer be subject to any confidentiality or similar obligations under any agreement, whether written or oral, with the Company or any of its officers, directors, affiliates, employees or agents, including the Placement Agents. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting securities transactions.
8.4
Reservation of Common Stock. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to this Agreement and the Warrants in such amount as may then be required to fulfill its obligations in full under this Agreement and the Warrants, including without limitation the exercise of the Warrants.
Section 9
NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a)
if to the Company, to:

Olema Pharmaceuticals, Inc.
780 Brannan Street

San Francisco, California 94103

Attention: Chief Executive Officer

with a copy to (which shall not constitute notice):

Cooley LLP

3 Embarcadero Center, 20th Floor

San Francisco, California 94111

Attention: Kristin VanderPas

or to such other Person at such other place as the Company shall designate to the Purchasers in writing; and

(b)
if to the Purchasers, to the address set forth on Schedule A or to such other Person at such other place as the Purchasers shall designate to the Company in writing.
Section 10
MISCELLANEOUS.
10.1
Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the Purchasers holding a majority of the Securities then held by Purchasers; provided that (a)

if any amendment or waiver by its express terms disproportionately and adversely affects a Purchaser (or group of Purchasers) in any material respect, the consent of such disproportionately affected Purchaser (or group of Purchasers) shall also be required and (b) the consent of a Purchaser shall be required for any change in the total Purchase Price to be paid by such Purchaser at the Closing.
10.2
Headings; Interpretation. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. The terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” All references in this Agreement to “dollars” or “$” shall mean United States dollars. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. The term “including” or “includes” means “including without limitation” or “includes without limitation.”
10.3
Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
10.4
Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities. The agreements and covenants contained herein shall survive for the applicable statute of limitations.
10.5
Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to its or any other jurisdiction’s choice of law rules. Any and all disputes arising out of, concerning, or related to this Agreement, or to the interpretation, performance, breach or termination thereof shall be referred to and resolved by the federal courts located in New York, New York. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
10.6
Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

10.7
Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. None of the Purchasers may assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the Company other than to any Affiliate or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Purchaser.
10.8
No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 6.3 and this Section 10.8. Notwithstanding the foregoing, the Placement Agents shall be the third-party beneficiaries of the representations and warranties of the Company in Section 4 and the representations and warranties of the Purchasers in Section 5.
10.9
Entire Agreement. This Agreement and the other documents and instruments delivered pursuant hereto or thereto, including the exhibits and schedules hereto or thereto, constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.
10.10
Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.
10.11
Payment of Fees and Expenses. Except as otherwise provided herein or in the other documents or instruments contemplated hereby, each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
10.12
Further Actions. Each party hereto agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
10.13
Form 8-K. As soon as practicable, and in any event by the fourth Business Day following the Effective Date, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by this Agreement and attaching this Agreement as an exhibit to such filing (the “Form 8-K”); provided, however that the Purchasers shall be given an opportunity to review and comment on the disclosure contained in such Current Report on Form 8-K prior to filing. Except for the Form 8-K contemplated by this Section 10.13, all public announcements regarding this Agreement shall be issued only in accordance with Section 10.14.
10.14
Public Announcement. Other than as set forth in Section 10.13, no press release or, except to the extent required under applicable law, other public announcement shall be made, directly or indirectly, by either party hereto concerning the execution of this Agreement, the terms and conditions hereof or the consummation of the transactions contemplated hereby, in each case without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld, conditioned or delayed (other than filings pursuant to Section 13 and/or Section 16 of the Exchange Act, which, for avoidance of doubt, shall not require the Company’s consent). Notwithstanding the foregoing, the Company may issue a press release in connection with the execution of this Agreement to announce the execution of this Agreement, the terms and conditions hereof and/or the consummation of the transactions contemplated hereby without the consent of any other party hereto, provided that such press release will not include the name of a Purchaser without such Purchaser’s consent. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of any Purchaser or any of its affiliates or advisers, or include the name of any Purchaser or any of its affiliates or advisers in any press release or filing with the Commission or any regulatory agency, without the prior written consent of the Purchaser, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by this Agreement and (B) pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the Nasdaq Global Select Market, in which case the Company will provide the Purchaser with prior written notice (including by e-mail) of and an opportunity to review and comment on such required disclosure.
10.15
Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to such Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Common Stock or otherwise.
10.16
Exculpation of the Placement Agents. Each party hereto agrees for the express benefit of the Placement Agents, their respective Affiliates and representatives, that:
(a)
none of the Placement Agents, their respective Affiliates nor representatives: (i) has any duties or obligations other than those specifically set forth in their engagement letter; (ii) shall be liable for any improper payment made in accordance with the information provided by the Company; (iii) has made any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the execution, delivery and performance of this Agreement or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions contemplated hereby; or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, except, in each case in this clause (iv), for such party’s own gross negligence, willful misconduct or bad faith.
(b)
The Placement Agents and their respective Affiliates and representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii)

be indemnified by the Company for acting as the Placement Agents hereunder pursuant to the indemnification provisions set forth in the engagement letters.
10.17
Termination. The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:
(a)
With respect to any individual Purchaser, upon the mutual written consent of the Company and such Purchaser;
(b)
By the Company if any of the conditions set forth in Section 3.2(c) shall have become incapable of fulfillment, and shall not have been waived by the Company;
(c)
By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 3.2(b) shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or
(d)
By either the Company or a Purchaser (with respect to itself only) if the Closing has not occurred on or prior to the tenth (10th) Business Day following the date of this Agreement;

provided, however, that, in the case of clauses (b) and (c) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Agreements if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:

Olema PHARMACEUTICALS, INC.

By:

Name: Shane Kovacs

Title: Chief Operating and Financial Officer

[Signature Page to Stock Purchase Agreement]

The parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER:

[PURCHASER NAME]

By:

Name:

Title:

Address:

[•]

[Signature Page to Stock Purchase Agreement]

SCHEDULE A

PURCHASERS

Investor Name	Shares	Share Purchase Price	Shares Underlying Warrants	Warrant Purchase Price	Aggregate Purchase Price
		$		$	$
		$		$	$
		$		$	$
		$		$	$
		$		$	$
		$		$	$

A-1

SCHEDULE B

LIST OF D&O LOCK-UPS

Officers:

Sean P. Bohen

Shane Kovacs

David C. Myles

Naseem Zojwalla

Directors:

Cynthia Butitta

Ian Clark

Scott Garland

Cyrus L. Harmon

Sandra Horning

Gorjan Hrustanovic

Yi Larson

Andrew Rappaport

Graham Walmsley

EXHIBIT A

FORM OF PRE-FUNDED WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

OLEMA PHARMACEUTICALS, INC.

Warrant Shares:

Date of Issuance: , 2024 (such date, the “Issue Date”)
Warrant No.: PF-[ ]

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, the registered holder hereof or its permitted assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions set forth herein, at any time on or after the Issue Date, to subscribe for and purchase from Olema Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to shares (the “Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant is one of the Pre-Funded Common Stock Purchase Warrants issued in connection with the transactions contemplated by that certain Securities Purchase Agreement, dated November 29, 2024, by and among the Company and the Purchasers identified therein.

Section 1. Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

b) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issue Date, directly or indirectly managed or advised by the Holder’s investment manager, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage (as defined in Section 2(e)).

c) “Bloomberg” means Bloomberg Financial Markets.

d) “Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States or any day on which the New York Stock Exchange is authorized or required by law or other governmental action to close.

3

e) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

f) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

g) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Trading Market with respect to the Common Stock that is in effect on the date of delivery of an applicable Notice of Exercise, which as of the Issue Date was “T+1.”

h) “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

i) “Trading Market” means the principal securities exchange or securities market, including an over-the-counter market, on which the Common Stock is then traded in the United States.

j) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Trading Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 5(n) with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

Section 2. Exercise.

a) Exercise of Warrant. Subject to the terms and conditions hereof, the purchase rights represented by this Warrant may be exercised, in whole or in part, at any time or times on or after the Issue Date by delivery (whether via facsimile or otherwise) to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed copy of the Notice of Exercise form annexed hereto (the “Notice of Exercise”) and by payment to the Company of an amount equal to the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer (or by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined below)). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days after the date the Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment as provided herein (the “Exercise Price”).

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c) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Certificates for shares purchased hereunder shall be transmitted to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian (“DWAC”) system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise no later than the number of Trading Days comprising the Standard Settlement Period after the receipt by the Company of the Notice of Exercise (provided that payment of the Exercise Price (or notification of Cashless Exercise, if applicable) has then been received by the Company) (such date, the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised upon proper delivery of the Notice of Exercise and payment of the Exercise Price (or notification of Cashless Exercise). The Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised. The Company shall use commercially reasonable efforts to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable.

ii. Delivery of New Warrant Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(c)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall promptly, and in any event within two (2) Business Days, either (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, or (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. In connection with the foregoing, the Holder shall provide the Company written notice within three (3) Business Days after the occurrence of a Buy-In, indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Subject to Section 5(i), nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round (up or down) to the nearest whole share.

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v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may exercise this Warrant, whether in whole or in part, and in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, by effecting a cashless exercise of this Warrant pursuant to which the Holder shall receive upon such cashless exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A = the total number of shares of Common Stock with respect to which this Warrant is then being exercised.

B = the Weighted Average Price of the shares of Common Stock on the date immediately preceding the date of the Notice of Exercise.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

If Warrant Shares are issued in such a Cashless Exercise, the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the 1933 Act, the Warrant Shares shall take on the characteristics of the Warrant being exercised, and the holding period of the Warrant being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(d).

e) Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that immediately prior to or after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2(e). For purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the 1934 Act and the Holder is solely responsible for any schedules required to be

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filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Notice of Exercise from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 2(e), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written request of the Holder, the Company shall within five (5) Business Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage (not in excess of [9.99%][19.99%] of the issued and outstanding shares of Common Stock immediately after giving effect to the issuance of the shares of Common Stock issuable upon exercise of this Warrant) as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 2(e) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Subdivision or Combination of Common Stock. During such time as this Warrant is outstanding, if the Company subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of

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Warrant Shares will be proportionately decreased. Any adjustment under this Section 3(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if during such time as this Warrant is outstanding the Company grants, issues or sells any rights to purchase stock, warrants, securities or other property, in each case pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, Section 2(e) hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, Section 2(e) hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions (which, for the avoidance of doubt, shall not include a license or other agreement granting rights to intellectual property), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the outstanding shares of Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of

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Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (together, the “Alternate Consideration”), if any, receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Any such payment of such amount of such Alternate Consideration shall be made in the same form of consideration (whether securities, cash or property) as is given to the holders of Common Stock in such Fundamental Transaction, and if multiple forms of consideration are given, the consideration shall be paid to the Holder in the same proportion as such consideration is paid to the holders of Common Stock. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for the Company (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Notwithstanding the foregoing, and without limiting Section 2(e) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 3(d) to permit a Fundamental Transaction without the assumption of this Warrant.

d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest whole share, as the case may be. For purposes of this Section 3, any calculation of the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall not include treasury shares, if any. In any case in which this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, if Holder exercises this Warrant after such record date, the Company may elect to defer, until the occurrence of such event, the issuance of the shares of Common Stock and other capital stock of the Company in excess of the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that in such case the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares and/or other capital securities upon the occurrence of the event requiring such adjustment.

e) Par Value. Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock.

Section 4. Transfer of Warrant.

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a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company (or other designated agent), together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company (or other designated agent), together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issue Date set forth on the first page of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall initially serve as warrant agent under this Warrant. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is assigned hereunder) from time to time. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (without regard to any limitations on exercise contained herein). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued

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as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, in each case to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

e) Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof.

f) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

g) Notices.

i. Notice Procedures. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email or facsimile at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email or facsimile on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or by International Federal Express, (d) the third (3rd) Trading Day following the date of mailing if sent by first-class registered or certified mail domestic, or (e) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:

Olema Pharmaceuticals, Inc.

780 Brannan Street

San Francisco, California 94103

Attention: Chief Executive Officer

With copy to:

Cooley LLP

3 Embarcadero Center, 20th Floor

San Francisco, CA 94111

Attention: Kristin VanderPas

If to the Holder:

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To the address, email address or facsimile number set forth in the Warrant Register, or as otherwise provided by the Holder to the Company in accordance with this Section 5(g)(i).

ii. Adjustment to Exercise Price. Whenever the Exercise Price or number of Warrant Shares is adjusted pursuant to any provision of Section 3, the Company shall promptly provide the Holder a notice setting forth the Exercise Price and number of Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

iii. Notice to Allow Exercise by the Holder. After the Issue Date if (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company (which, for the avoidance of doubt, shall not include a license or other agreement granting rights to intellectual property), or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall promptly file such notice with the SEC pursuant to a Current Report on Form 8-K.

h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding the foregoing or anything else herein to the contrary, if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. No amendment or modification of any Warrant shall be made unless the same is also offered to all holders of Warrants. In addition, no consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Warrant unless the same consideration (other

12

than the reimbursement of legal fees) also is offered to all holders of the Warrants issued by the Company on the Issue Date.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Confidentiality. The Holder agrees to keep confidential any proprietary information relating to the Company delivered by the Company hereunder; provided that nothing herein shall prevent the Holder from disclosing such information: (i) to any holder of Warrants or Warrant Shares, (ii) to any Affiliate of any holder of Warrants or Warrant Shares or any actual or potential transferee of the rights or obligations hereunder that agrees to be bound by this Section 5(m), (iii) upon order, subpoena, or other process of any court or administrative agency or otherwise required by law, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed without breach of any obligation to the Company, (vi) which has been obtained from any Person that is not a party hereto or an Affiliate of any such party without any breach of any obligation to the Company, (vii) in connection with the exercise of any remedy, or the resolution of any dispute hereunder, (viii) to the legal counsel or certified public accountants for any holder of Warrants or Warrant Shares, or (ix) as otherwise expressly contemplated by this Warrant. Notwithstanding the foregoing, the Company shall not provide material, non-public information or confidential or proprietary information to the Holder without such Holder’s written consent. If the Company does provide material, non-public information or confidential or proprietary information to the Holder without such Holder’s written consent, the Company shall promptly file such information with the SEC pursuant to a Current Report on Form 8-K and the Holder shall not be subject to any duty of confidentiality contained herein.

n) Dispute Resolution. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (i) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (ii) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

OLEMA PHARMACEUTICALS, INC.

By:
Name:
Title:

14

NOTICE OF EXERCISE

TO: OLEMA PHARMACEUTICALS, INC.

(1) The undersigned holder of Warrant No. PF- hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ Cash Exercise: lawful money of the United States; or

☐ Cashless Exercise: the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(d).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(4) By its delivery of this Notice of Exercise, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 2(e) of the Warrant to which this notice relates.

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

15

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [ ] all of or [ ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
.

Dated: ,

Holder’s Signature:
Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF D&O LOCK-UP AGREEMENT

Olema Pharmaceuticals, Inc.

November 29, 2024

Olema Pharmaceuticals, Inc.

Re: Olema Pharmaceuticals, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

Olema Pharmaceuticals, Inc. (the “Company”) proposes to conduct a private placement of Securities (the “Private Placement”) for which Jefferies LLC (“Jefferies”), J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., LifeSci Capital LLC, Oppenheimer & Co. Inc. and H.C. Wainwright & Co., LLC will act as the placement agents (collectively, the “Placement Agents”). The undersigned recognizes that the Private Placement will benefit each of the Company and the undersigned. The undersigned acknowledges that the Placement Agents are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Private Placement and other arrangements with the Company with respect to the Private Placement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Securities Purchase Agreement dated on or about the date hereof (the “Purchase Agreement”) providing for the sale and issuance of Securities.

In consideration of the foregoing, entry into the Purchase Agreement, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and continuing until sixty (60) days after the Closing Date (as defined in the Purchase Agreement) (the “Lock-Up Period”), the undersigned shall not (and, if the undersigned is a natural person, will cause any immediate family (as defined below) member not to), without the prior written consent of Jefferies, which may withhold its consent in its sole discretion, subject to the exceptions set forth below:

(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s Common Stock or any securities convertible into or exercisable or exchangeable for the Company’s Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (the “Lock-Up Securities”), or publicly disclose the intention to make any offer, sale, pledge or disposition of any Lock-Up Securities; or

(2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of Lock-Up Securities or such other securities, in cash or otherwise, in each case other than:

(A) transfers as a bona fide gift or gifts,

(B) transfers or dispositions to any trust for the direct or indirect benefit of the undersigned,

(C) distributions by a trust to its beneficiaries,

(D) transfers or dispositions to any corporation, partnership, limited liability company or other entity, all of the beneficial ownership interests of which are held by undersigned,

(E) transfers or dispositions by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of undersigned,

(F) transfers to partners, members or stockholders of the undersigned, or to another partnership, limited liability company, corporation or other business entity that controls, is controlled by or is under common control with the undersigned;

(G) transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction, approved by the board of directors of the Company, made to all holders of Common Stock involving a change of control of the Company, provided that, in the event that such tender offer, merger, consolidation or other similar transaction is not completed, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock held by the undersigned shall remain subject to the restrictions on transfer set forth herein;

(H) the receipt by the undersigned from the Company of shares of Common Stock upon the exercise of options or the settlement of restricted stock units; provided that the Common Stock received as a result of such exercise, vesting or settlement shall remain subject to the restrictions on transfer set forth in this agreement and any filing under Section 16 of the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause;

(I) (i) transfers to the Company for the purposes of exercising (including for the payment of tax withholdings or remittance payments due as a result of such exercise) on a “net exercise” or “cashless” basis options or other equity awards or (ii) transfers for the payment of tax withholdings or remittance payments due as a result of the vesting or settlement of such restricted stock units; provided that the Common Stock issued shall remain subject to the restrictions on transfer set forth in this agreement and any filing under Section 16 of the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause;

(J) transfers to the Company pursuant to any contractual arrangement that provides for the repurchase by the Company or forfeiture of the undersigned’s Common Stock in connection with the termination of the undersigned’s service to the Company; provided that if the undersigned is required to file a report under Section 16 of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock during the Lock-Up Period, the undersigned shall clearly indicate in the footnotes thereto that the filing relates to the termination of the undersigned’s employment or other services;

(K) transfers under a contract, instruction or written plan intended to satisfy the affirmative defense conditions of Rule 10b5-1(c) under the Exchange Act (a “10b5-1 Trading Plan”) that is existing on the date hereof and has been provided to the Placement Agents and their counsel or sales for the purpose of covering tax withholding liabilities associated with the settlement of restricted stock units pursuant to the Company’s sell-to-cover program (a “Sell to Cover Arrangement”); provided that if the undersigned is required to file a report under Section 16 of the Exchange Act reporting such transfer during the Lock-Up Period, the undersigned shall clearly indicate in the footnotes thereto that the filing relates to a transfer in accordance with a 10b5-1 Trading Plan or a Sell to Cover Arrangement, as applicable;

provided that (x) in the case of any transfer or distribution pursuant to clauses (A) - (F), each transferee, donee or distributee shall execute and deliver to the Placement Agents and the Company a lock-up letter in the form of this letter agreement. For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Notwithstanding the foregoing, and subject to the conditions and provisos in this paragraph, the undersigned may also establish a new 10b5-1 Trading Plan or amend an existing 10b5-1 Trading Plan, provided that (i) such 10b5-1 Trading Plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) no public disclosure of the entry into or amendment of such 10b5-1 Trading Plan shall be made by any person until after the expiration of the Lock-Up Period (other than as required under Item 408 and Item 601 of Regulation S-K).

The undersigned understands that the undersigned shall be released from all obligations under this letter agreement if the Purchase Agreement shall terminate or be terminated prior to the Closing. The undersigned further acknowledges and agrees that the Placement Agents have not provided any recommendation or investment advice nor have the Placement Agents solicited any action from the undersigned with respect to the Private Placement and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Placement Agents may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with the Private Placement and the Placement Agents are not making a recommendation to the undersigned to enter into this letter agreement and nothing set forth in such disclosures is intended to suggest that the Placement Agents are making such a recommendation.

Whether or not the Private Placement occurs as currently contemplated or at all depends on market conditions and other factors. The Private Placement will only be made pursuant to the Purchase Agreement. Notwithstanding anything to the contrary contained herein, this letter agreement will automatically terminate and the undersigned shall be released from all obligations under this letter agreement upon the earliest to occur, if any, of (i) the Company advising the Placement Agents in writing prior to the Private Placement that it has determined not to proceed with the Private Placement or (ii) December 31, 2024, in the event the Private Placement has not been conducted by such date.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

Very truly yours,

Very truly yours,

By:

Name: